American Century World Mutual Funds, Inc.
Statement of Additional Information (SAI) Supplement

Emerging Markets Fund ■ Global Growth Fund
International Discovery Fund ■ International Growth Fund
International Opportunities Fund ■ International Stock Fund
International Value ■ NT Emerging Markets Fund
NT International Growth Fund

Supplement dated July 16, 2010 ■ SAI dated March 1, 2010

Effective July 16, 2010, American Century Global Investment Management, Inc. (ACGIM) merged into American Century Investment Management, Inc. (ACIM). All references to American Century Global Investment Management, Inc. and ACGIM in the Statement of Additional Information are deleted.

The following replaces the first paragraph under the Investment Advisor on page 37 of the SAI:

American Century Investment Management, Inc. (ACIM) serves as the investment advisor for each of the funds. A description of the responsibilities of the advisor appears in each prospectus under the heading Management.

The following replaces the first three paragraphs in the Subadvisors section on page 39 of the SAI:

Subadvisors

The investment management agreements provide that the advisor may delegate certain responsibilities under the agreements to a subadvisor. Templeton Investment Counsel, LLC (Templeton) and Franklin Templeton Investments (Asia) Limited (Franklin Asia) serve as subadvisors to the International Value Fund under a subadvisory agreement between the advisor, Templeton and Franklin Asia approved by the shareholders on June 16, 2010 and dated July 16, 2010. The subadvisory agreement continues for an initial period of one year and thereafter so long as continuance is specifically approved at least annually by vote of a majority of the fund’s outstanding voting securities or by vote of a majority of the fund’s directors, provided that in either event the continuance is also approved by a majority of those directors who are neither parties to the agreement nor interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The subadvisory agreement is subject to termination without penalty on 60 days’ written notice by the advisor, the subadvisor, the Board of Directors, or a majority of the fund’s outstanding voting securities, and will terminate automatically in the event of its assignment or termination of the investment advisory agreement between the fund and the advisor.

The subadvisory agreement provides that the subadvisors will make investment decisions for the funds in accordance with the funds’ investment objectives, policies, and restrictions, and whatever additional written guidelines it may receive from the advisor from time to time.

For these services, ACIM will pay Templeton a monthly fee at an annual rate of 0.50% of the first $100 million of the fund’s average daily net assets and 0.40% of average daily net assets over $100 million. ACIM does not pay Franklin Asia directly for its services.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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